SECOND AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Second Amendment") is entered into and effective as of the Second Amendment Closing Date (as defined below) among ENERJEX RESOURCES, INC., a Nevada corporation ("Parent"), ENERJEX KANSAS, INC. (f/k/a Midwest Energy, Inc.), a Nevada corporation ("EnerJex Kansas"), DD ENERGY, INC., a Nevada corporation ("DD Energy"), WORKING INTEREST, LLC, a Kansas limited liability company ("Working Interest"), and BLACK SABLE ENERGY, LLC, a Texas limited liability company ("Black Sable"; together with Parent, EnerJex Kansas, DD Energy and Black Sable, each a "Borrower" and, collectively, "Borrowers") and TEXAS CAPITAL BANK, N.A., a national banking association, as a Bank, L/C Issuer and Administrative Agent (in such latter capacity and together with its successors and permitted assigns in such capacity the "Administrative Agent'), and the several banks and financial institutions from time to time parties to the Credit Agreement, as defined below (the "Banks"). Capitalized terms used but not defined in this Second Amendment have the meaning given them in the Credit Agreement.

RECITALS

A.          Borrowers, Administrative Agent, L/C Issuer and Banks previously entered into that certain Amended and Restated Credit Agreement dated as of October 3, 2011, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of December 14, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement').

B.          Borrowers, Administrative Agent, L/C Issuer and Banks have agreed to amend the Credit Agreement, subject to the terms and conditions of this Second Amendment.

AGREEMENT

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the undersigned hereby agree as follows:

I.          Specific Amendments to Credit Agreement.

A.          Article I, Definitions, of the Credit Agreement is hereby amended by adding the following definitions in their proper alphabetical order:

"Second Amendment" means the Second Amendment to Amended and Restated Credit Agreement dated effective as of the Second Amendment Closing Date by and among Borrowers, Administrative Agent, L/C Issuer and Banks.

"Second Amendment Closing Date" means August 31, 2012.

B.          Article I, Definitions, of the Credit Agreement is hereby amended by revising the following definition in its entirety as follows:

"Floating Rate" means a per annum interest rate determined by reference to the following schedule:

Eurodollar Rate + Eurodollar Margin at Borrower's option pursuant to Section 2.02, but in no event shall such sum be less than three and seventy-five hundredths percent (3.75%),

or

Base Rate + Base Rate Margin at Borrower's option or by default pursuant to Section 2.02, but in no event shall such sum be less than three and seventy-five hundredths percent (3.75%).

C.          Section 2.04(a), Borrowing Base Determination, of the Credit Agreement is hereby deleted in its entirety and replaced with following:

(a)          The Borrowing Base in effect as of the Second Amendment Closing Date is $7,000,000 relative to the Proved Reserves attributable to the Borrowing Base Oil and Gas Properties and the Monthly Borrowing Base Reduction is $0.00. The Borrowing Base shall be automatically reduced on the first day of each month by the Monthly Borrowing Base Reduction beginning September 1, 2012. The Borrowing Base and the Monthly Borrowing Base Reduction shall be re-determined from time to time pursuant to the provisions of this Section.

D.          Section 9.01, Events of Default, of the Credit Agreement is hereby amended by replacing the "." at the end of Section (1) with "; or".

E.          Section 9.01, Events of Default, of the Credit Agreement is hereby amended by adding the following new Subsection (m) to the end thereof:

(m)          Change in Management. Robert G. Watson ceases to be the chief executive officer of any Borrower for any reason and a successor reasonably acceptable to Administrative Agent is not appointed within one hundred twenty (120) days thereafter.

II.          Amendment to Exhibit A to the Credit Agreement. Exhibit A attached to the Credit Agreement is hereby supplemented by adding the Borrowing Base Oil and Gas Properties described on Exhibit A attached to this Second Amendment and each reference in any Loan Document to such Exhibit A shall include and incorporate the Exhibit A attached to this Second Amendment.

III.          Conditions Precedent to Second Amendment. This Second Amendment shall be effective once each of the following conditions have been satisfied in Administrative Agent's sole discretion on or before the Second Amendment Closing Date:

(a)	Borrowers, Administrative Agent and Banks shall have executed and delivered this Second Amendment (including, without limitation, all schedules, exhibits and annexes to be attached hereto and incorporated herein);

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(b)	Borrowers shall have paid, in immediately available funds, to the Administrative Agent an engineering fee in the aggregate amount of $2,500; and

(c)	Administrative Agent shall have received, in form and content satisfactory to it, such other assurances, certificates, documents or consents related to the foregoing as Administrative Agent may request.

IV.          Representations, Warranties and Covenants. Borrowers represent and warrant to Administrative Agent and Banks that (a) they possess all requisite Corporate Power and authority to execute, deliver and comply with the terms of this Second Amendment, (b) this Second Amendment has been duly authorized and approved by all requisite Corporate Action on the part of the Borrowers, (c) no other consent of any Person (other than Administrative Agent and Banks) is required for this Second Amendment to be effective, (d) the execution and delivery of this Second Amendment does not violate their Governing Documentation, (e) the representations and warranties in each Loan Document to which they are a party are true and correct in all material respects on and as of the Second Amendment Closing Date as though made on the Second Amendment Closing Date, (f) they are in full compliance with all covenants and agreements contained in each Loan Document to which they are a party, (g) no Event of Default or Default has occurred and is continuing, and (h) except as may be addressed in this Second Amendment, no exhibit or schedule to the Credit Agreement is required to be supplemented, amended or modified in connection with the transactions contemplated by this Second Amendment or any other matters occurring prior to the Second Amendment Closing Date. In particular, but without limiting the generality of the foregoing, Exhibit A attached to the Credit Agreement, as amended by this Second Amendment or any prior amendment, describes all of Borrowers' Borrowing Base Oil and Gas Properties. The representations and warranties made in this Second Amendment shall survive the execution and delivery of this Second Amendment. No investigation by Administrative Agent or any Bank is required for Administrative Agent or any Bank to rely on the representations and warranties in this Second Amendment.

V.          Scope of Amendment; Reaffirmation; Release. All references to the Credit Agreement shall refer to the Credit Agreement as amended by this Second Amendment. This Second Amendment is a Loan Document. Except as affected by this Second Amendment, the Loan Documents are unchanged and continue in full force and effect. However, in the event of any inconsistency between the terms of the Credit Agreement (as amended by this Second Amendment) and any other Loan Document, the terms of the Credit Agreement shall control and such other document shall be deemed to be amended to conform to the terms of the Credit Agreement. Borrowers hereby reaffirm their obligations under the Loan Documents to which they are a party to and agree that all Loan Documents to which they are a party to remain in full force and effect and continue to be legal, valid, and binding obligations enforceable in accordance with their terms (as the same are affected by this Second Amendment). BORROWERS HEREBY RELEASE, DISCHARGE AND ACQUIT ADMINISTRATIVE AGENT, L/C ISSUER AND BANKS FROM ANY AND ALL CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, REMEDIES, AND LIABILITIES OF EVERY KIND OR NATURE (INCLUDING WITHOUT LIMITATION, OFFSETS, REDUCTIONS, REBATES, OR LENDER LIABILITY) ARISING OUT OF ANY ACT, OCCURRENCE, TRANSACTION OR OMISSION OCCURRING IN CONNECTION WITH THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS PRIOR TO THE SECOND AMENDMENT CLOSING DATE.

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VI.          Miscellaneous.

(a)          No Waiver of Defaults. This Second Amendment does not constitute (i) a waiver of, or a consent to, (A) any provision of the Credit Agreement or any other Loan Document, or (B) any present or future violation of, or default under, any provision of the Loan Documents, or (ii) a waiver of Administrative Agent's or any Bank's right to insist upon future compliance with each term, covenant, condition and provision of the Loan Documents.

(b)          Form. Each agreement, document, instrument or other writing to be furnished to Administrative Agent under any provision of this Second Amendment, if any, must be in form and substance satisfactory to Administrative Agent and its counsel.

(c)          Headings. The headings and captions used in this Second Amendment are for convenience only and will not be deemed to limit, amplify or modify the terms of this Second Amendment, the Credit Agreement, or the other Loan Documents.

(d)          Costs, Expenses and Attorneys' Fees, Borrowers agree to pay or reimburse Administrative Agent on demand for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation, and execution of this Second Amendment, including, without limitation, the reasonable fees and disbursements of Administrative Agent's counsel.

(e)          Successors and Assigns. This Second Amendment shall be binding on Borrowers and their respective successors and permitted assigns and shall inure to the benefit of Administrative Agent, L/C Issuer and Banks and their respective successors and permitted assigns.

(f)          Multiple Counterparts. This Second Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one (1) and the same instrument. This Second Amendment may be transmitted and signed by facsimile or portable document file (pdf). The effectiveness of any such documents and signatures shall, subject to applicable law, have the same force and effect as manually-signed originals and shall be binding on Borrowers, Administrative Agent, L/C Issuer and Banks. Administrative Agent may also require that any such documents and signatures be confirmed by a manually-signed original; provided that the failure to request or deliver the same shall not limit the effectiveness of any facsimile document or signature.

(g)          Governing Law. THIS SECOND AMENDMENT AND THE OTHER LOAN DOCUMENTS MUST BE CONSTRUED, AND THEIR PERFORMANCE ENFORCED, UNDER TEXAS LAW.

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(h)          Entirety. THIS SECOND AMENDMENT REPRESENTS THE FINAL AGREEMENT BY AND AMONG BORROWERS, ADMINISTRATIVE AGENT, L/C ISSUER AND BANKS WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

(Signature pages follow)

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IN WITNESS WHEREOF, this Second Amendment is executed effective as of the Second Amendment Closing Date.

BORROWERS:

ENERJEX RESOURCES, INC.

By:	/s/ Robert G. Watson, Jr.
Robert G. Watson, Jr.
Chief Executive Officer

ENERJEX KANSAS, INC.

By:	/s/ Robert G. Watson, Jr.
Robert G. Watson, Jr.
Chief Executive Officer

DD ENERGY, INC.

By:	/s/ Robert G. Watson, Jr.
Robert G. Watson, Jr.
Chief Executive Officer

WORKING INTEREST, LLC

By:	/s/ Robert G. Watson, Jr.
Robert G. Watson, Jr.
Chief Executive Officer

– and –

BLACK SABLE ENERGY, LLC

By:	/s/ Robert G. Watson, Jr.
Robert G. Watson, Jr.
Chief Executive Officer

Signature Page to Second Amendment

ADMINISTATIVE AGENT, L/C ISSUER AND BANKS:

TEXAS CAPITAL BANK, N.A.,
as Administrative Agent, L/C Issuer and
a Bank

By:	/s/ W. David McCarver IV
W. David McCarver IV
Senior Vice President

Signature Page to Second Amendment

EXHIBIT A
BORROWING BASE OIL AND GAS PROPERTIES

WOODSON COUNTY, KANSAS

WELL NAME	WI	NRI

Arnold Massey McColt Edwards, Gail Edwards, Bob Edwards South Edwards, R	0.90000 0.90000 0.90000 0.90000 0.90000 0.90000 0.90000	0.77520 0.78750 0.78750 0.73828 0.76929 0.76289 0.76289

LEASE LIST

LESSOR	LESSEE	DATE	RECORDING	LEGAL
			INFORMATION	DESCRIPTION

W.R. Richard,	W.F. Braden and	7/15/37	8/3/37	NE/4 of Section
Administrator of the	C.A. Aikman		Book 9/Page 584	35, T23S-RI4E
Estate or Rhoda Arnold, Deceased
Bob Edwards #1	John L. Haas	1/1/78	1/30/78	W/2SW/4 of
			Book 47/Page 356	Section 35, T23S-R14E
Gail Edwards and	True Ashlock	7/26/49	8/16/49	W/2SW/4 of
Luella A. Edwards			Book 21/Page 97	Section 36, T23S-R14E
Robert E. Edwards	French &	4/18/80	5/19/80	S/2NE/4 of
	Winterscheid, Inc.			Section 2, T24S - RI4E

J.M. Massey and wife, Mary J. Massey	C.A. Aikman	11/21/35	11/21/35 Book 7/Page 365	E/2SW/4 and W/2SE/4 of Section 35, T23S-RI4E

LESSOR	LESSEE	DATE	RECORDING	LEGAL
			INFORMATION	DESCRIPTION

W.E. Hogueland	Charles H. Suiter	2/10/23	2/26/23 Book U/Page 363	E/2SE/4 of Section 35, T23S-R14E and N/2NE/4 of Section 2, T24S- R14E

ATASCOSA COUNTY, TEXAS

WELL LIST

WELL NAME	WI	NRI
Wilson #1	1.0	0.8125
Yancy 1, 2, 4B, 5, 6, 7	1.0	0.8125
Naden Unit # 1	4.0	3.125

LEASE LIST

LESSOR	LESSEE	DATE	RECORDING
INFORMATION

John A. Wilson, Jr., William	Black Sable Energy, LLC	11/5/09	11/10/08
W. Wilson and John Robert Wilson			Instrument #102259

James Foster Yancy	Black Sable Energy, LLC	6/26/08	Memorandum filed as
#99466

Glenn M. Weir dealing in his	Black Sable Energy, LLC	7/7/08	Clerk File #99736
sole and separate property

Jeanne Stewart Adams	Black Sable Energy, LLC	7/7/08	Clerk File #99734

Betsy Ross Sanchez	Black Sable Energy, LLC	7/11/08	Clerk File #99985

Robert P. Ross, Jr.	Black Sable Energy, LLC	7/11/08	Clerk File #99735

Ray Tim Walker, IV	Black Sable Energy, LLC	7/11/08	Clerk File #99984

Patricia N. Townsend, as an	Black Sable Energy, LLC	7/11/08	Clerk File #100700
agent and attorney in fact for Lois Smith Nulty, dealing in her sole and separate property

LESSOR	LESSEE	DATE	RECORDING
INFORMATION

Gayle Ross DeGeurin	Black Sable Energy, LLC	7/11/08	Clerk File #99986

Brett M. Byers	Black Sable Energy, LLC	8/11/08	Clerk File #101023

Nancy Marvel Lee Thompson and H. Platt Thompson, Jr. as Independent Co-Executors of the Estate of H. Platt Thompson	Black Sable Energy, LLC	9/22/08	Clerk File #101770

Lea Lisa Naden	Black Sable Energy, LLC	7/10/08	Instrument #101022

Hebert N. Naden	Black Sable Energy, LLC	8/28/08	Instrument #100701

Robert S. Naden	Black Sable Energy, LLC	8/5/08	Instrument #100702

Maria B. Llaguno	Black Sable Energy, LLC	4/28/09	Instrument #105587